UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2014

SUGAR CREEK FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55170	38-3920636
(State or Other Jurisdiction) of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

28 West Broadway, Trenton, Illinois	62293
(Address of Principal Executive Offices)	(Zip Code)

(618) 224-9228

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The 2014 Annual Meeting of Stockholders of Sugar Creek Financial Corp. will be held on August 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUGAR CREEK FINANCIAL CORP.

Date: June 13, 2014	By:	/s/ Robert J. Stroh, Jr.
Robert J. Stroh, Jr. Chairman, Chief Executive Officer and Chief Financial Officer